UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2007
PRINTRONIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9321 (Commission File Number)	95-2903992 (IRS Employer Identification No.)

14600 Myford Road, P.O. Box 19559, Irvine, California (Address of principal executive offices)		92623 (Zip Code)
Registrant’s telephone number, including area code: (714) 368-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
Item 8.01 Other Events
     On October 2, 2007, Printronix, Inc. (the “Company”) held a conference call regarding the press release issued on October 2, 2007, and previously furnished on Form 8-K. A copy of the transcript of the call and a copy of the Question and Answer Section of the conference call is deemed filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated in their entirety by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Transcript of Conference Call on October 2, 2007.

99.2	Question and Answer Section of Conference Call Held October 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINTRONIX, INC.
October 3, 2007	/s/ George L. Harwood
George L. Harwood,
Senior Vice President, Finance & IT, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of Conference Call on October 2, 2007.

99.2	Question and Answer Section of Conference Call Held October 2, 2007.